UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  September 2, 2016

Petrolia Energy Corporation
 (Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  832-941-0011

Rockdale Resources Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective September 2, 2016, Rockdale Resources Corporation formally changed its name to Petrolia Energy Corporation (“Petrolia” or the “Company”), pursuant to the filing of a Statement of Conversion with the Secretary of State of Colorado and a Certificate of Conversion with the Secretary of State of Texas, authorized by the Plan of Conversion which was approved by our stockholders at our April 14, 2016, annual meeting of stockholders, each of which are described in greater detail in the Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2016. In addition to the Certificate of Conversion filing, we filed a Certificate of Correction filing with the Secretary of State of Texas (correcting certain errors in our originally filed Certificate of Formation) on August 24, 2016.

As previously reported, although the stockholders approved the Plan of Conversion at the annual meeting, pursuant to which our corporate jurisdiction was to be changed from the State of Colorado to the State of Texas by means of a process called a “Conversion” and our name was to be changed to “Petrolia Energy Corporation”, those filings were not immediately made and the Conversion did not become legally effective until September 2, 2016. Specifically, on June 15, 2016, the Company filed a Certificate of Conversion with the Texas Secretary of State, affecting the Conversion and the name change, and including a Certificate of Formation as a converted Texas corporation; however, the Statement of Conversion was not filed with the State of Colorado until a later date. As a result, and because FINRA and the Depository Trust Company (DTC) had advised us that they would not recognize the Conversion or name change, or update such related information in the marketplace, until we became current in our periodic filings with the Securities and Exchange Commission and they had a chance to review and approve such transactions, we took the position that the Conversion and name change were not legally effective until September 2, 2016.

As a result of the filings described above, and FINRA and the Depository Trust Company (DTC) formally recognizing and reflecting the events described above in the marketplace, the Company has formally converted from a Colorado corporation to a Texas corporation, and has formally changed its name to “Petrolia Energy Corporation”.

While the Company’s name has officially changed, the Company’s trading symbol on the OTC Pink trading market will remain “BBLS”. Additionally, the CUSIP number relating to the Company’s common stock will change to 71668V 105.

ITEM 8.01 OTHER EVENTS.

On September 6, 2016, the Company filed a press release disclosing the name change and conversion. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

3.1*	Texas Certificate of Conversion Converting From Rockdale Resources Corporation (Colorado) to Petrolia Energy Corporation (Texas) filed with the Secretary of State of Texas on June 15, 2016
3.2*	Certificate of Correction to Texas Certificate of Formation filed with the Secretary of State of Texas on August 24, 2016
3.3*	Statement of Conversion as filed with the Secretary of State of Colorado on August 30, 2016
3.4*	Bylaws of Petrolia Energy Corporation (Texas)
99.1**	Press Release dated September 6, 2016

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockdale Resources Corporation

/s/ Zel C. Khan
Zel C. Khan President & CEO

Date: September 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Texas Certificate of Conversion Converting From Rockdale Resources Corporation (Colorado) to Petrolia Energy Corporation (Texas) filed with the Secretary of State of Texas on June 15, 2016
3.2*	Certificate of Correction to Texas Certificate of Formation filed with the Secretary of State of Texas on August 24, 2016
3.3*	Statement of Conversion as filed with the Secretary of State of Colorado on August 30, 2016
3.4*	Bylaws of Petrolia Energy Corporation (Texas)
99.1**	Press Release dated September 9, 2016

* Filed herewith.
** Furnished herewith.